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                                  EXHIBIT II

                        PLEDGE AND SECURITY AGREEMENT


          PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of October 19, 1998, made by Complete Wellness Centers, Inc., a Delaware corporation (the "Grantor"), in favor of Wexford Spectrum Investors LLC ("Wexford"). Imprimis Investors LLC ("Imprimis") and any subsequent holders (together with Wexford and Imprimis, the "Investors") of Notes (as defined below).


                                   WITNESSETH:


          WHEREAS, Grantor, Wexford and Imprimis are parties to the Investment Agreement, dated as of December 19, 1997, as supplemented through and including the date of this Pledge Agreement (as supplemented, amended or otherwise modified from time to time, the "Investment Agreement"; capitalized terms not otherwise defined herein have the same meanings as specified in the Investment Agreement), among the Grantor and the Investors, including without limitation pursuant to the Third Supplement to Investment Agreement, dated as of the date of this Pledge Agreement (the "Third Supplement");

          WHEREAS, pursuant to the Third Supplement, the Investors have agreed to purchase certain Floating Rate Bridge Notes due February 1, 1999 (the "Notes") from the Grantor, the proceeds of which shall be used solely (i) in accordance with the Third Supplement, in a manner consistent with the Forecast attached thereto, (ii) for the Qualifying Acquisitions, in the case of the proceeds from the Revolving Loans, and (iii) for the payment of the loan/commitment fee and reimbursement of the Investors' legal expenses pursuant to Section 10 of the Third Supplement; and

          WHEREAS, it is a condition precedent to the issuance by Grantor and purchase of the Notes by the Investors from the Grantor that the Grantor shall have executed and delivered to the Investors a security agreement providing for the grant to the Investors of a security interest in certain property of the Grantor;


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          NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Investors to purchase the Notes from the Grantor pursuant to the Third Supplement, the Grantor hereby agrees with the Investors as follows:

          SECTION 1. Definitions. Reference is hereby made to the Investment Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Investment Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York, and which are not otherwise defined herein, shall have the same meanings herein as set forth therein.

          SECTION 2. Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantor hereby pledges and assigns to the Investors, and grants to the Investors, a continuing security interest in the collateral set forth below (the "Collateral"):

              (a) all of the Grantor's right, title and interest in and to all shares (the "Pledged Shares") of capital stock of the corporations identified on Schedule I hereto (the "Subsidiaries") and the certificates, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

              (b) all additional shares (the "Additional Shares") of capital stock of the Subsidiaries from time to time acquired by the Grantor in any manner (including, without limitation, any shares of preferred stock issued by the Subsidiaries) and the certificates, if any, representing such additional shares), and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

              (c) all rights, title and interest to and under the management and security agreements listed on Schedule IV hereto;

              (d) all other rights appurtenant to the property described in clauses (a), (b) and (c) above (including, without limitation, voting rights); and



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              (e) all cash and noncash proceeds of any and all of the foregoing
       Collateral.

           Certificates representing those Pledged Shares set forth on Schedule IA hereto, accompanied by proper instruments of assignment duly executed in blank by the Grantor, are herewith delivered to the Investors. Promptly upon the Grantor's acquisition of any Additional Shares, the Grantor will (i) deliver proper instruments of assignment duly executed in blank by the Grantor together with any certificates representing such Additional Shares, whereupon such Additional Shares shall be Pledged Shares, and (ii) amend Schedule I to include such Additional Shares. The Investors shall have the right, at any time in their discretion and without notice to the Grantor, to transfer to or register in their names or the name of any of their nominees any or all of the Pledged Shares, subject only to the revocable rights specified in Section 5(f). In addition, the Investors shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Shares for certificates or instruments of small or larger denominations.

           SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

              (a) The prompt payment by the Grantor, as and when due and payable, of all amounts from time to time owing by the Grantor to the Investors in respect of the Investment Agreement, the Notes and the other Note Documents, including, without limitation, principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Grantor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Investment Agreement, the Notes and any other Note Document; and

              (b) The due performance and observance by the Grantor of all of their other obligations from time to time existing in respect of the Investment Agreement and all other Note Documents.


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           SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

              (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the pledge or the grants by the Grantor, or the perfection or priority, of the security interest purported to be created hereby in the Collateral, or the exercise by the Investors of any of their rights or remedies hereunder.

              (b) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been established for the payment thereof.

              (c) The chief place of business and chief executive office of the Grantor and the place where the Grantor keeps its records concerning the Collateral are located at the addresses specified therefor in Schedule II hereto.

              (d) The Grantor is and will be at all times the sole and exclusive holder of record and beneficial owner of the Collateral free and clear of any Lien, claim, security interest, charge or other encumbrance of any kind with full authority to sell, transfer and grant a security interest in, the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office. The Grantor has not executed any stock power or other instrument of assignment with respect to any of the Pledged Shares.

              (e) The Pledged Shares have been duly authorized and validly issued by the Subsidiaries, and are fully paid and non-assessable, and the Grantor has the right and all requisite corporate authority to pledge,



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       assign, grant a security interest in, transfer and deliver the Pledged
       Shares to the Investors as provided herein.

              (f) Upon the filing of UCC-1 financing statements described in
       Schedule II hereto, the Investors will have a valid and perfected security interest therein subject to no prior Lien. The authorized, issued and outstanding capital shares of the Subsidiaries is set forth on
       Schedule I, and there are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the unissued capital shares of the Subsidiaries, except as set forth on Schedule I hereto. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the Subsidiaries indicated on Schedule I. Neither the Grantor nor any of its Subsidiaries owns any capital stock or other equity interest in any corporation, partnership, limited liability company, trust or other entity other than the Subsidiaries listed on
       Schedule I hereto. The Grantor has not entered into any management and security agreements contracts other than those set forth on Schedule IV hereto.

              (g) The exercise by the Investors of any of their rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, claim, security interest, charge or other encumbrance upon or with respect to any of its properties.

              (h) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the pledge by the Grantor of the Collateral or the perfection or maintenance of the pledge, or the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Investors of any of their voting rights or any other rights and remedies hereunder, except the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule III hereto, all of which financing statements have been or will be duly filed and are or upon filing will be in full force and effect, or except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offer and sale of securities generally.



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              (i) There are no conditions precedent to the effectiveness of this
       Agreement that have not been satisfied or waived.

           SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Investors shall otherwise consent in writing:

              (a) The Grantor wilt at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Investors may request in order (i) to perfect and protect the pledge and security interest purported to be created hereby; (ii) to enable the Investors to exercise and enforce their rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Investors, indicating that such Collateral is subject to the pledge and security interest created hereby and (B) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Investors may request in order to perfect and preserve the pledge and security interest purported to be created hereby.

              (b) Unless the Grantor shall have given the Investors not less than 30 days' prior notice thereof, the Grantor will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office.

              (c) The Grantor will defend the title to the Collateral and the Lien of the Investors thereon against the claim of any Person claiming against or through the Grantor and will maintain and preserve such Lien as long as this Agreement shall remain in effect.

              (d) The Grantor will not create or suffer to exist any Lien, claim, security interest, charge or other encumbrance upon or with respect to any Collateral except for the security interests permitted pursuant to the terms of the Investment Agreement.

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              (e) The Grantor shall permit the Investors, or any agents or representatives of the Investors or such professionals or other Persons as the Investors may designate (i) to examine and inspect the books and records of the Grantor and take copies and extracts therefrom, and (ii) to discuss the affairs, finances and accounts of the Grantor, with, and be advised as to the same by, their officers, directors and independent accountants (and, by this subsection (d), the Grantor authorize each such officer, director and independent accountant to discuss the affairs, finances and accounts of the Grantor with such Person), provided that, in the absence of a continuing Event of Default, all such actions described in clauses (i) and (ii) above shall be conducted at reasonable times and during normal business hours. In addition, the Grantor shall forward to the Investors copies of any notices or communications received or made by the Grantor with respect to the Collateral, all in such manner as the Investors may reasonably require.

              (f) Provisions Relating to the Collateral. (i) So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

                  (A) Upon demand by the Investors, the Grantor will deliver stock certificates representing any of the Pledged Shares not delivered herewith, accompanied by proper instruments of assignment duly executed in blank by the Grantor.

                  (B) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Investment Agreement; provided, that the Grantor shall not exercise or refrain from exercising such right if, in the Investors' judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof, and provided, further, that the Grantor shall give the Investors at least five days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. The Grantor shall not exercise or refrain from exercising such right in a manner which would authorize or effect (except as and to the extent expressly permitted by the Investment Agreement)

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         (i) the dissolution or liquidation, in whole or in part, of any of the Subsidiaries, (ii) the consolidation or merger of any of the Subsidiaries with any corporation, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of the Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of the Subsidiaries, or the issuance of any additional capital shares of any of the Subsidiaries, or (v) the alteration of the voting rights with respect to the shares of any of the Subsidiaries.

                  (C) The Grantor shall be entitled, from time to time, to collect and receive for its own use dividends paid, payable or otherwise distributed on the Pledged Shares; provided, that until actually paid, all rights to such dividends shall remain subject to the Lien of this Agreement, provided, further, that

                      (i) all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares,

                      (ii) all dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                      (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Shares,

         shall be, and shall be forthwith delivered to the Investors to hold as, Collateral and shall, if received by the Grantor, be received in trust for the benefit of the Investors, be segregated from the other property or funds of the Grantor, and be forthwith delivered to the Investors as Collateral in the same form as so received (with any necessary indorsement or assignment).



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                      (ii) Upon the occurrence and during the continuance of an
           Event of Default or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default:

                      (A) All rights of the Grantor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(f)(i)(A) shall, upon notice to the Grantor by the Investors, cease and (y) to receive the dividends payments which it would otherwise be authorized to receive and retain pursuant to Section 5(f)(i)(B) shall automatically cease, and all such rights shall thereupon become vested in the Investors who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends.

                      (B) All dividends which are received by the Grantor contrary to the provisions of paragraph (A) of this Section 5(f)(ii) shall be received in trust for the benefit of the Investors, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Investors as Collateral in the same form as so received (with any necessary indorsement).

              (g) The Grantor agrees that it will (i) cause the Subsidiaries not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the Subsidiaries, except to the Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of Subsidiaries.

           SECTION 6. Additional Provisions Concerning the Collateral.

              (a) The Grantor hereby authorizes the Investors to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

              (b) The Grantor hereby irrevocably appoints the Investors or their designee on behalf of the Investors the Grantor's attor-

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       ney-in-fact and proxy, with full authority in the place and stead of the
       Grantor and in the name of the Grantor or otherwise, from time to time in the Investors's discretion, to take any action and to execute any instrument which the Investors may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation,
       (i) upon the occurrence of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, and
       (ii) to receive, endorse, assign and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above, and (iii) to file any claims or take any action or institute any proceedings which the Investors may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Investors with respect to any Collateral. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment or a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full and the Investment Agreement is terminated.

              (c) If the Grantor fails to perform any agreement contained herein, the Investors may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Investors, and the expenses of the Investors incurred in connection therewith shall be payable by the Grantor pursuant to Section 7 and 9.

              (d) The powers conferred on the Investors hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by it hereunder, the Investors shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

           SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:




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              (a) The Investors may exercise in respect of the Collateral, or any part thereof, in addition to other rights and remedies provided for herein, in the Investment Agreement, the Notes or in the Note Documents or otherwise available to it, all of the rights and remedies of a secured party in default under the Code (whether or not the Code applies to the affected Collateral), and are hereby authorized and empowered, at their election, (i) to (if they have not previously done so pursuant to Section 2) transfer and register in their or their nominee's name the whole or any part of the Collateral, (ii) to exercise all voting rights with respect thereto, (iii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle prosecute or defend any action or proceeding with respect thereto, (iv) to otherwise to act with respect to the Collateral or the proceeds thereof as though the Investors were the outright owners thereof, Grantor hereby irrevocably constituting the Investors as their proxies and attorneys-in-fact, with full power of substitution to do so and (v) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Investors's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Investors may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Investors shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Investors may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any claims against the Investors arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Investors accept the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantor may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof.




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              (b) Any cash held by the Investors as Collateral and all proceeds received by the Investors in respect of any sale or collection from, or other realization upon, all or any part of the Collateral, after payment from such proceeds of the Investors's out-of-pocket costs and expenses in connection with such sale, including, without limitation reasonable attorneys' fees and expenses, may, in the discretion of the Investors, be held by the Investors as collateral for, and/or then or at any time thereafter applied in whole or in part by the Investors against, all or any part of the Obligations in such manner as the Investors may elect in their sole discretion.

              (c) Other than the exercise of reasonable care in the custody and preservation of the Collateral, the Investors shall have no duty with respect thereto. The Investors shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which it accords their own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Investors in good faith.

              (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Investors are legally entitled, the Grantor shall be liable for the deficiency, together with interest thereon at the Default Rate or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Investors to collect such deficiency.

              (e) The Investors may employ and maintain in the premises of the Grantor one or more custodians selected by the Investors who shall have full authority to do all acts necessary or desirable to protect the Investors's interests hereunder. The Grantor hereby agree to cooperate with any such custodian and to do whatever the Investors may reasonably request to preserve the Collateral. All costs and expenses incurred by the Investors, by reason of the employment of the custodian, shall be payable the Grantor pursuant to Section 9.



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           SECTION 8. Registration Rights. If the Investors shall determine to exercise their right to sell all or any of the Pledged Shares pursuant to
Section 7, the Grantor agrees that, upon request of the Investors, the Grantor will, at its own expense:

              (a) Execute and deliver, and cause the Subsidiaries and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register the Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Investors, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

              (b) Use its best efforts to qualify the Pledged Shares under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Shares, as requested by the Investors;

              (c) Cause the Subsidiaries to make available to their security holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

              (d) Do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Shares or any part thereof valid and binding and in compliance with applicable law. The Grantor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Investors by reason of the failure by the Grantor to perform any of the covenants contained in this Section and, consequently, agrees that, if the Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Shares on the date the Investors shall demand compliance with this Section.



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              SECTION 9. Indemnity and Expenses.

                      (a) The Grantor agrees to indemnify and hold the Investors, their Affiliates and each officer, director and agent of the Investors or any of their Affiliates (the "Indemnitees") harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from an Indemnitee's gross negligence or willful misconduct as determined by a final determination of a court of competent jurisdiction.

                      (b) Without limiting the generality of the foregoing, the Grantor will upon demand pay to each Indemnitee (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of the Collateral and (ii) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with (A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of such Indemnitee hereunder, or (C) the failure by the Grantor to perform or observe any of the provisions hereof.

              SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantor, to them at the addresses specified in the Investment Agreement; and if to the Investors, to them at their address specified in the Investment Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other person complying as to delivery with the terms of this Section 10. All such notices and other communica-tions shall be effective (i) if mailed, when received or three Business Days after deposited in the mail, whichever first occurs (ii) if telecopied, when transmitted and a confirmation is received, or (iii) if delivered, upon delivery.

              SECTION 11. Miscellaneous.

                      (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Investors, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                      (b) No failure on the part of the Investors to exercise, and no delay in exercising, any right hereunder or under any other Note Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Investors provided herein and in the other Note Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Investors under any Note Document against any party thereto are not conditional or contingent on any attempt by the Investors to exercise any of their rights under any other Note Document against such party or against any other Person.

                      (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                      (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations and the termination of the Investment Agreement; and (ii) be binding on the Grantor, their successors and assigns, except that the Grantor may not assign or transfer any of their rights hereunder without the prior written consent of the Investors, and shall inure, together with all rights and remedies of the Investors hereun-der, to the benefit of the Investors and their permitted successors, transferees and assigns. Without limiting the generality of clause
           (ii) of the immediately preceding sentence, without notice to the Grantor, the Investors may assign or otherwise transfer their rights under this Agreement and any other Note Document, to any other Person pursuant to the terms of the Investment Agreement and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Investors herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Investors shall mean the assignee of the Investors. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Investors, and any such assignment or transfer shall be null and void.

                      (e) Upon the satisfaction in full of the Obligations and the termination of the Investment Agreement, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Investors will, upon the Grantor's request and at the requesting Grantor's cost and expense, (A) return to the Grantor(s) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                      (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                      (g) This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

                      (h) All representations and warranties of the Grantor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the Investment Agreement, the Notes or any other Note Document, any investigation by the Investors or the purchasing of the Notes. All covenants and agreements of the Grantor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full of the Obligations.

                      (i) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                      (j) BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE INVESTMENT AGREEMENT, THE NOTES OR ANY OTHER NOTE DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE INVESTORS OR The GRANTOR IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE INVESTORS TO ENTER INTO THIS AGREEMENT.

           IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               COMPLETE WELLNESS
                                               CENTERS, INC.


                                               By:
                                                  --------------------------
                                                 Name:
                                                 Title:



Accepted and Agreed:

WEXFORD SPECTRUM INVESTORS LLC


By:
   --------------------------
  Name:
  Title:


IMPRIMIS INVESTORS LLC


By:
   --------------------------
  Name:
  Title:

                                   Schedule I

-------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  Shares of       Certifi-
                                                                                    Common         cate
                                            Name of Issuer                          Stock         Number
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Altamonte Springs, Inc.                   60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Apopka, Inc.                              60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Bradenton, Inc.                           200              1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Deland, Inc.                              60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Ft. Walton Beach, Inc.                    200              1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Longwood, Inc.                            60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Miranar, Inc.                             200              1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of New Smyrna Beach, Inc.                    60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of North Port, Inc.                          200              1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Ormond Beach, Inc.                        60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Sanford, Inc.                             60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Titusville, Inc.                          60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of West Colonial Drive, Orlando, Inc.        60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Winter Springs, Inc.                      60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of South Daytona Beach, Inc.                 60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of 66th Street St. Petersburg, Inc.          60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of East Normandy Boulevard, Inc.             60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Toney Penna Drive, Inc.                   200              1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Casselberry, Inc.                         60               1
-------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Winter Park, Inc.                         60               1
-------------------------------------------------------------------------------------------------------------
Active Health and Rehabilitation Center, Inc.                                 100              2
-------------------------------------------------------------------------------------------------------------
Complete Wellness Smoking Cessation, Inc.                                     7,500            1
-------------------------------------------------------------------------------------------------------------
Optimum Health Services, Inc.                                                 6,500            2
-------------------------------------------------------------------------------------------------------------
Complete Wellness Weight Management, Inc.                                     100              1
-------------------------------------------------------------------------------------------------------------

                                   Schedule IA



------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Apopka, Inc.                             60               1
------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Longwood, Inc.                           60               1
------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Sanford, Inc.                            60               1
------------------------------------------------------------------------------------------------------------
Complete Wellness Medical Center of Winter Springs, Inc.                     60               1
------------------------------------------------------------------------------------------------------------
Complete Wellness Weight Management, Inc.                                    100              1
------------------------------------------------------------------------------------------------------------

                                   Schedule II


                               ADDRESS OF GRANTOR


Chief Place of Business,     666 11th Street,
Chief Executive Office       N.W. Suite 200
and Location of Records      Washington, D.C. 20001

                                  Schedule III


                           UCC-l FINANCING STATEMENTS

                                   Schedule IV

Management and Security Agreements between Complete Wellness Centers, Inc. ("CWC") and each of the following corporations that are owned by a medical professional but controlled by CWC, dated as of the date set forth below:

12.  Complete Wellness Medical Center of Decatur, P.A., June 30, 1997
13.  Complete Wellness Medical Center of Searcy, P.A., May 1, 1998
14.  Complete Wellness Medical Center of Port Hueneme, P.C., June 30, 1997
15.  Complete Wellness Medical Center of Lenoir, P.A., May 1, 1997
16.  Complete Wellness Medical Center of Fox River Grove, P.C.,
     September 8, 1997
17.  Complete Wellness Medical Center of Memphis, P.C., January 12, 1997
18.  Complete Wellness Medical Center of Downey, P.C., October 3, 1997
19.  Complete Wellness Medical Center of Savannah, L.L.C., August 10, 1998
20.  Complete Wellness Medical Center of Lansing, P.C., September 8, 1997
21.  Complete Wellness Medical Center of Sterling, S.C., May 1, 1998
22.  Complete Wellness Medical Center of Greenwood, P.C., September 30, 1997
23.  Complete Wellness Medical Center of Mineral Wells, P.C., August 2, 1997
24.  Complete Wellness Medical Center of East Main Street,
     Carbondale, P.C., September 18, 1996
25.  Complete Wellness Medical Center of Marion, P.A., October 15, 1997
26.  Complete Wellness Medical Center of Tustin, P.C., December 15, 1997
27.  Complete Wellness Medical Center of Golden Isles, L.L.C., December 3, 1997
28.  Complete Wellness Medical Center of Hickory, P.A., May 1, 1997
29.  Complete Wellness Medical Center of Corvalis, P.C., June 30, 1997
30.  Complete Wellness Medical Center of Scottsdale, P.C., June 2, 1997
31.  Complete Wellness Medical Center of Denton, P.C., June 30, 1997

32.  Complete Wellness Medical Center of Carmel Road, P.A., August 15, 1997
33.  Complete Wellness Medical Center of Charlotte, P.C., January 1, 1997
34.  Complete Wellness Medical Center of Jackson, P.C., July 13, 1997
35.  Complete Wellness Medical Center of Concord, P.A., January 3, 1998
36.  Complete Wellness Medical Center of Belleville, P.C., September 8, 1997
37.  Complete Wellness Medical Center of La Mirada, P.C., August 3, 1998
38.  Complete Wellness Medical Center of Forest Park, Inc., September 12, 1997
39.  Complete Wellness Medical Center of Fayetteville, P.A., March 1, 1998
40.  Complete Wellness Medical Center of Gastonia, P.A., September 1, 1997
41.  Complete Wellness Medical Center of Anderson, P.C., July 24, 1997
42.  Complete Wellness Medical Center of West Burlington, P.C., July 30, 1997
43.  Complete Wellness Medical Center of Forest City, P.A., April 14, 1997
44.  Complete Wellness Medical Center of Modesto, P.C., December 15, 1997
45.  Complete Wellness Medical Center of Cookeville, P.C., March 15, 1997
46.  Complete Wellness Medical Center of Vincennes, P.C., July 15, 1997
47.  Complete Wellness Medical Center of Sioux City, P.C., January 10, 1998
48.  Complete Wellness Medical Center of Chesterton, P.C., September 12, 1997
49.  Complete Wellness Medical Center of Cincinnati, P.A., June 12, 1997
50.  Complete Wellness Medical Center of Orange, P.C., August 3, 1998

           IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                  COMPLETE WELLNESS
                                                  CENTERS, INC.

                                                  By: /s/ C. THOMAS MCMILLEN
                                                     --------------------
                                                    Name:  C. Thomas McMillen
                                                    Title: CEO



Accepted and Agreed:

WEXFORD SPECTRUM INVESTORS LLC


By: s/ FREDERICK SIMON
   -----------------------
   Name: Frederick Simon
   Title: Sr. Vice President


IMPRIMIS INVESTORS LLC


By: s/ FREDERICK SIMON
   -----------------------
   Name: Frederick Simon
   Title: Sr. Vice President



                                       18